EXHIBIT 10

NAVISTAR INTERNATIONAL CORPORATION

AND CONSOLIDATED SUBSIDIARIES

MATERIAL CONTRACTS

The following documents of Navistar International Corporation, its principal subsidiary Navistar, Inc. and its indirect subsidiary Navistar Financial Corporation are incorporated herein by reference.

10.9	Eighth Amendment to the Pooling and Servicing Agreement dated as of November 10, 2009, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York Mellon, as Master Trust Trustee. Filed as Exhibit 10.2 to Navistar Financial Corporation’s Form 8-K dated and filed November 17, 2009. Commission File No. 001-04146.

10.15	Amendment No. 5 dated November 10, 2009 to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement dated January 28, 2000, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York Mellon, a New York banking corporation, as Master Trust Trustee. Filed as Exhibit 10.5 to Navistar Financial Corporation’s Form 8-K dated and filed November 17, 2009. Commission File No. 001-04146.

10.17	Amendment No. 1 to the Series 2004-1 Supplement to the Pooling and Servicing Agreement, dated as of November 10, 2009, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2004-1 Certificateholders. Filed as Exhibit 10.3 to Navistar Financial Corporation’s Form 8-K dated and filed November 17, 2009. Commission File No. 001-04146.

10.32	Amendment to Amended and Restated Certificate Purchase Agreement, dated as of November 10, 2009, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC (f/k/a Liberty Street Funding Corp.) as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers and as a Managing Agent and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.6 to Navistar Financial Corporation’s Form 8-K dated and filed November 17, 2009. Commission File No. 001-04146.

10.34	Amendment No. 1 dated November 10, 2009 to the Master Owner Trust Agreement dated as of June 10, 2004, between Navistar Financial Securities Corporation, as Seller and Deutsche Bank Trust Company Delaware (as successor-in-interest to Chase Manhattan Bank USA, N.A.) as Master Owner Trust Trustee. Filed as Exhibit 10.4 to Navistar Financial Corporation’s Form 8-K dated and filed November 17, 2009. Commission File No. 001-04146.

10.37	Series 2009-1 Indenture Supplement dated November 10, 2009, to the Indenture dated June 10, 2004, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York Mellon, as Indenture Trustee. Filed as Exhibit 10.1 to Navistar Financial Corporation’s Form 8-K dated and filed November 17, 2009. Commission File No. 001-04146.

*10.93	Board of Directors Resolution approving the CEO Achievement Award. Filed as Exhibit 10.6 to Form 8-K dated and filed December 18, 2009. Commission File No. 001-09618.

*10.94	Navistar International Corporation 2004 Performance Incentive Plan, Amended and Restated as of December 15, 2009 (marked to indicate all changes from the January 9, 2009 version). Filed as Appendix A to Proxy Statement filed January 12, 2010. Commission File No. 001-09618.

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*10.95	Compensation Committee of the Board of Directors resolutions approving the Annual Incentive Plan Criteria for 2010 for named executive officers. Filed as Exhibit 10.8 to Form 8-K dated and filed December 18, 2009. Commission File No. 001-09618.

*10.96	Form of Amended and Restated CEO Executive Severance Agreement to be dated January 1, 2010. Filed as Exhibit 10.9 to Form 8-K dated and filed December 18, 2009. Commission File No. 001-09618. PLEASE NOTE EFFECTIVE JANUARY 1, 2010 THIS AGREEMENT REPLACED THE EXISTING FORM OF EXECUTIVE SEVERANCE AGREEMENT REFERENCED IN EXHIBIT 10.61 TO FORM 10-K DATED AND FILED DECEMBER 21, 2009.

*10.97	Form of Amended and Restated Executive Severance Agreement with all executive officers other than the CEO to be dated January 1, 2010. Filed as Exhibit 10.10 to Form 8-K dated and filed December 18, 2009. Commission File No. 001-09618. PLEASE NOTE EFFECTIVE JANUARY 1, 2010 THIS AGREEMENT REPLACED THE EXISTING FORM OF EXECUTIVE SEVERANCE AGREEMENT REFERENCED IN EXHIBIT 10.61 TO FORM 10-K DATED AND FILED DECEMBER 21, 2009.

10.98	Amended and Restated Credit Agreement, dated as of December 16, 2009, by and among Navistar Financial Corporation, a Delaware corporation, and Navistar Financial, S.A. DE C.V., Sociedad Financiera De Objeto Multiple, Entidad No Regulada, a Mexican corporation, as borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and The Bank of Nova Scotia, as documentation agent. Filed as Exhibit 10.1 to Navistar Financial Corporation’s Form 8-K dated and filed December 18, 2009. Commission File No. 001-04146. PLEASE NOTE EFFECTIVE DECEMBER 16, 2009 THIS AGREEMENT REPLACED THE NFC CREDIT AGREEMENT REFERENCED IN EXHIBIT 10.49 TO FORM 10-K DATED AND FILED DECEMBER 21, 2009.

10.99	Second Amended and Restated Parents’ Side Agreement, dated as of December 16, 2009, by and between Navistar International Corporation, a Delaware corporation, and Navistar, Inc. (formerly known as International Truck and Engine Corporation), a Delaware corporation, for the benefit of the lenders from time to time party to the Amended and Restated Credit Agreement. Filed as Exhibit 10.3 to Navistar Financial Corporation’s Form 8-K dated and filed December 18, 2009. Commission File No. 001-04146. PLEASE NOTE EFFECTIVE DECEMBER 16, 2009 THIS AGREEMENT REPLACED THE AMENDED AND RESTATED PARENTS’ SIDE AGREEMENT REFERENCED IN EXHIBIT 10.58 TO FORM 10-K DATED AND FILED DECEMBER 21, 2009.

10.100	Second Amended and Restated Parent Guarantee, dated as of December 16, 2009, by Navistar International Corporation, a Delaware corporation, in favor of JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Amended and Restated Credit Agreement. Filed as Exhibit 10.2 to Navistar Financial Corporation’s Form 8-K dated and filed December 18, 2009. Commission File No. 001-04146. PLEASE NOTE EFFECTIVE DECEMBER 16, 2009 THIS AGREEMENT REPLACED THE AMENDED AND RESTATED PARENT GUARANTY REFERENCED IN EXHIBIT 10.59 TO FORM 10-K DATED AND FILED DECEMBER 21, 2009.

10.101	First Amendment, dated as of December 16, 2009, to the Amended and Restated Security, Pledge and Trust Agreement, dated as of July 1, 2005, between Navistar Financial Corporation, a Delaware corporation, and Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Amended and Restated Credit Agreement. Filed as Exhibit 10.4 to Navistar Financial Corporation’s Form 8-K dated and filed December 18, 2009. Commission File No. 001-04146.

10.102	Intercreditor Agreement, dated as of December 16, 2009, by and among Navistar Financial Corporation, a Delaware corporation, Wells Fargo Equipment Finance, Inc., a Minnesota corporation, Deutsche Bank Trust Company Americas, a corporation duly organized and existing

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under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Amended and Restated Credit Agreement, and JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Amended and Restated Credit Agreement. Filed as Exhibit 10.9 to Navistar Financial Corporation’s Form 8-K dated and filed December 18, 2009. Commission File No. 001-04146.

*10.104	Compensation Committee and Board of Directors approval of 2010 long term incentive equity grant awards to non-employee directors and named executive officers. Filed as Exhibit 10.104 to Form 10-K dated and filed December 21, 2009. Commission File No. 001-09618.

10.105	Series 2010-1 Indenture Supplement dated February 12, 2010 to the Indenture dated June 10, 2004, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and the Bank of New York Mellon, as Indenture Trustee. Filed as Exhibit 10.1 to Navistar Financial Corporation’s Form 8-K dated and filed February 16, 2010. Commission File No. 001-04146.

The following document of Navistar International Corporation is filed herewith:

*10.106	Form of Cash Settled Restricted Stock Unit Award Notice and Agreement.

*	Indicates a management contract or compensatory plan or arrangement required to be filed or incorporated by reference as an exhibit to this report.

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